FIRST AMENDMENT
THIS FIRST AMENDMENT (this “Amendment”) dated as of January 10, 2016 to the Credit Agreement referenced below is by and among MIMEDX GROUP, INC., a Florida corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, a revolving credit facility has been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of October 12, 2015 among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and
WHEREAS, the Loan Parties and the Required Lenders have agreed to certain modifications to the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
2.    Amendments.
(a)    In Section 1.01 of the Credit Agreement, clause (c) of the definition of “Consolidated Funded Indebtedness” is amended in its entirety as follows:
“all obligations in respect of the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business and (ii) earn out obligations and other deferred purchase price payments incurred in connection with a Permitted Acquisition to the extent payable in Equity Interests)”
(b)    In Section 1.01 of the Credit Agreement, the proviso at the end of clause (g) of the definition of “Permitted Acquisition” is amended in its entirety as follows:
“provided, that the restrictions in this subsection (g) shall not apply (x) to the Acquisition by the Borrower of Stability Inc., a Florida corporation, as long as (i) such Acquisition is consummated on or before March 31, 2016, and (ii) the aggregate upfront cash and non-cash consideration payable on the closing date of such Acquisition (for the avoidance of doubt, excluding any future earn out payments) does not exceed $15,000,000 or (y) if there are no outstanding Revolving Loans (excluding any issued Letters of Credit) or any Incremental Term Facility before and after giving effect to such Acquisition, and in each case any consideration paid in connection with any such Acquisition shall be excluded from any determination of the $50,000,000 aggregate per year restriction in this subsection (g).”
3.    Condition Precedent. This Amendment shall become effective upon the satisfaction of receipt by the Administrative Agent of executed counterparts of this Amendment, properly executed by the Loan Parties, the Required Lenders and the Administrative Agent.

4.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5.    Reaffirmation of Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (b) no Default exists.
6.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.
7.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.
8.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
9.    Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.
10.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

BORROWER:            MIMEDX GROUP, INC.,
a Florida corporation
By:    /s/ Michael J. Senken
Name: Michael J. Senken
Title: Chief Financial Officer
GUARANTORS:        MIMEDX, INC.,
a Florida corporation
By:    /s/ Michael J. Senken
Name: Michael J. Senken
Title: Chief Financial Officer
MIMEDX PROCESSING SERVICES, LLC,
a Florida limited liability company
By:    /s/ Michael J. Senken
Name: Michael J. Senken
Title: Chief Financial Officer

MIMEDX TISSUE SERVICES, LLC,
a Georgia limited liability company
By:    /s/ Michael J. Senken
Name: Michael J. Senken
Title: Chief Financial Officer

[SIGNATURE PAGES CONTINUE]

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ Darleen R. DiGrazia
Name: Darleen R. DiGrazia
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:    /s/ E. Mark Hardison
Name: Mark Hardison
Title: Senior Vice President

SUNTRUST BANK, as a Lender

By: /s/ W. Bradley Hamilton
Name: W. Bradley Hamilton
Title: Director

SILICON VALLEY BANK, as a Lender

By:    /s/ Scott McCarty
Name: Scott McCarty
Title: Director